MFS(R) Variable Insurance Trust

                          MFS(R) Mid Cap Growth Series

                      Supplement to the Current Prospectus

Effective November 20, 2008, the sixth paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading "Risk Return Summary" is hereby restated as follows:

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Effective November 20, 2008, the sub-section entitled "Portfolio Manager(s)" under the main heading "Management of the Fund" is hereby restated as follows:

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. Each portfolio manager is primarily responsible for the day-to-day management of the fund.

Portfolio Manager             Primary Role             Since           Title and Five Year History

Eric B. Fischman              Portfolio Manager        November 2008   Investment officer of MFS; employed
                                                                       in the investment area of MFS since
                                                                       2001.

David C. DeGroff              Portfolio Manager        November 2008   Investment officer of MFS; employed
                                                                       in the investment area of MFS since
                                                                       1997.

                The date of this Supplement is November 20, 2008.